UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ICF International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts ICF INTERNATIONAL, INC. 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET ICF ICF INTERNATIONAL, INC. ATTN: CORPORATE SECRETARY 9300 LEE HIGHWAY FAIRFAX, VA 22031-1207 Graphic D81327-P72598 You invested in ICF INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2022. Get informed before you vote View the Form 10-K and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www proxyvote com control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2022 8:00 AM EDT Virtually at: www virtual shareholdermeeting.com/ICFI2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www Proxyvote com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters Voting Items Board Recommends 1 Election of Directors For Nominees: 1 Dr. Srikant Datar 2 Mr. John Wasson 2 ADVISORY VOTE REGARDING ICF INTERNATIONAL’S OVERALL PAY-FOR-PERFORMANCE NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM - Approve, by non-binding vote, the Company’s overall pay-for-performance executive compensation program, as described in the Compensation Discussion and Analysis, the compensation tables and the related narratives and other materials in the Proxy Statement. For 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,2022 For NOTE: The proxies will vote as the Board of Directors recommends where a choice is not specified.

ICF INTERNATIONAL, INC.
ATTN: CORPORATE SECRETARY
9300 LEE HIGHWAY
FAIRFAX, VA 22031-1207

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ICFI2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D81311-P72598 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ICF INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Srikant Datar
02) Mr. John Wasson

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. ADVISORY VOTE REGARDING ICF INTERNATIONAL'S OVERALL PAY-FOR-PERFORMANCE NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM - Approve, by non-binding vote, the Company's overall pay-for-performance executive compensation program, as described in the Compensation Discussion and Analysis, the compensation tables and the related narratives and other materials in the Proxy Statement.	☐	☐	☐
3. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ICF Graphic Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the ICF International Annual Meeting of Stockholders, including the 2021 Annual Report and the Proxy Statement, are available over the Internet. To view the proxy materials, please have the reverse side of this proxy card available and visit www.proxyvote.com. D81312-P72598 ANNUAL MEETING OF STOCKHOLDERS OF ICF INTERNATIONAL, INC. June 2, 2022 This Proxy is solicited on behalf of the Board of Directors The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 22, 2022 and revoking all prior proxies, hereby appoints Marilyn Crouther, Cheryl Grisé, Randall Mehl, Scott Salmirs, Peter Schulte, Michelle Williams and Michael Van Handel (with full power to act alone and with power of substitution and revocation) to represent the undersigned and to vote, as designated on this proxy card, all shares of common stock of ICF International, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ICF International, Inc. to be held at 8:00 a.m., Eastern Time, on Thursday, June 2, 2022, via a live webcast at www.virtualshareholdermeeting.com/ICFI2022, and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this proxy card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof, including on whether to adjourn or postpone the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. Continued and to be signed on reverse side